INVESTOR PRESENTATION October 2026 EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 2 Forward-Looking Statements Except for historical information contained herein, the statements and information in this presentation, including the oral statements made in connection herewith, are forward- looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “confident,” “plan,” “project,” “budget,” “design,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” “continue,” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, supply of and demand for frac fleets, demand for behind the meter power from data centers and other customers, other industry trends and activity levels, our business strategy, projected financial results and future financial performance, the ability to obtain capital on attractive terms, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy, our share repurchase program, and the anticipated growth prospects of PROPWR®, including the demand for its services, the types of customers and the ability to secure long-term contracts, the ability to obtain financing on attractive terms, the ability to procure additional equipment, the timely receipt of such equipment and our ability to successfully deploy it in our timeframes and the overall anticipated benefits of the PROPWR business line, including its expected financial contribution to our results of operations. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, changes in the supply of and demand for power generation, the risks associated with the establishment of a new service line, including delays, lack of customer acceptance and cost overruns, the global macroeconomic uncertainty related to conflict in the Middle East region, including the Iran War, the Russia-Ukraine war, and events in Venezuela, general economic conditions, including the impact of continued inflation, central bank policy actions, the risk of a global recession, U.S. and global trade policy, including the imposition of tariffs and retaliatory measures, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this presentation are made as of the date of this presentation. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. This presentation contains certain measures that are not determined in accordance with GAAP. For a definition of these measures and a reconciliation to the most directly comparable GAAP measure on a historical basis, please see the reconciliations on slide 3. EXHIBIT 99.2

EXHIBIT 99.2

Selected Financial & Non-GAAP Reconciliations

This presentation references "Adjusted EBITDA," "Free Cash Flow," and "Free Cash Flow for Completions Business," which are not financial measures presented in accordance with GAAP. We define EBITDA as net income (loss) plus (i) interest expense, (ii) income tax expense (benefit) and (iii) depreciation and amortization. We define Adjusted EBITDA as EBITDA plus (i) loss (gain) on disposal of assets, (ii) stock-based compensation, (iii) business acquisition contingent consideration adjustments, (iv) other expense (income), (v) other unusual or nonrecurring (income) expenses such as impairment expenses, costs related to asset acquisitions, insurance recoveries, one-time professional fees and legal settlements and (vi) retention bonus and severance expense. We define Free Cash Flow as net cash provided by operating activities less net cash used in investing activities. We define Free Cash Flow for Completions Business as net cash provided by operating activities less net cash used in investing activities less net cash provided by operating activities for PROPWR or plus net cash used in operating activities for PROPWR plus net cash used in investing activities for PROPWR.

We believe that the presentation of these non-GAAP financial measures provide useful information to investors in assessing our financial condition and results of operations. Net income (loss) is the GAAP measure most directly comparable to Adjusted EBITDA, and net cash from operating activities is the GAAP measure most directly comparable to Free Cash Flow and Free Cash Flow for Completions Business. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider Adjusted EBITDA, Free Cash Flow or Free Cash Flow for Completions Business in isolation or as a substitute for an analysis of our results as reported under GAAP. Because Adjusted EBITDA, Free Cash Flow and Free Cash Flow for Completions Business may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Non-GAAP Reconciliation	Three Months Ended	
(in thousands)	September 30, 2026	June 30, 2026
Net income (loss)	$13,018	($8,113)
Depreciation and amortization	44,391	43,463
Interest expense	4,263	3,007
Income tax (benefit) expense	(1,446)	5,931
Gain on disposal of assets	(611)	(1,590)
Stock-based compensation	6,021	5,950
Business acquisition contingent consideration adjustments	(1,700)	--
Other income, net	(4,818)	(4,009)
Retention bonus and severance expense	494	126
Adjusted EBITDA	$59,612	$44,765

Non-GAAP Reconciliation	Three Months Ended		Nine Months Ended	
(in thousands)	September 30, 2026	June 30, 2026	September 30, 2026	September 30, 2025
Net Cash provided by Operating Activities	$46,309	$66,046	$115,088	$150,563
Net Cash used in Investing Activities	(122,051)	(58,350)	(221,264)	(111,025)
Free Cash Flow (FCF)	**($75,742)**	**$7,696**	**($106,176)**	**$39,538**
Net Cash (provided by) used in Operating Activities – PROPWR business	(15,678)	(815)	(8,185)	6,006
Net Cash used in Investing Activities – PROPWR business	96,425	44,219	167,358	46,548
Free Cash Flow for Completions Business	**$5,005**	**$51,100**	**$52,997**	**$92,092**

	Three Months Ended		Nine Months Ended	
(in thousands)	September 30, 2026	June 30, 2026	September 30, 2026	September 30, 2025
Capital Expenditures Paid (1)	$123,188	$61,358	$227,910	$122,084
Less: Capital expenditures included in accounts payable and accrued liabilities – beginning of period	(18,675)	(31,754)	(28,095)	(14,695)
Add: Capital expenditures included in accounts payable and accrued liabilities – end of period	51,208	18,675	51,208	50,509
Add: Capital expenditures related to financed equipment purchases during the period	15,750	22,365	76,120	51,850
Add: Capital expenditures financed by operating lease landlord during the period	--	--	--	350
Capital Expenditures Incurred (1)	**$171,471**	**$70,644**	**$327,143**	**$210,098**

(1) This table reconciles cash basis capital expenditures reported in the condensed consolidated statements of cash flows to accrual basis capital expenditures reported in the earnings release dated October 28, 2026.

PROPETRO

© 2026 ProPetro Holding Corp. All Rights Reserved.

3

EXHIBIT 99.2

PROPETRO®

Leading energy services provider to blue-chip oil and gas producers in the Permian Basin

Provider of completions and power generation services

Innovating to meet the demand for FORCE® electric hydraulic fracturing fleets

Expanding to meet various electricity needs with PROPWR, a comprehensive power generation solution

PROPWR SILVERTIP COMPLETION SERVICES

NYSE

PUMP

3Q26 Revenue

$355M

3Q26 Adjusted EBITDA[1]

$60M

Headquartered in

Midland, Texas



FORCE
PROPETRO
DANGER
HIGH VOLTAGE
Q1

(1) Adjusted EBITDA is a non-GAAP financial measure; see the reconciliations on the "Non-GAAP Reconciliations" slide. M for millions.

PROPETRO® © 2026 ProPetro Holding Corp. All Rights Reserved.

EXHIBIT 99.2

Land of Reliable Energy

THE PERMIAN BASIN

The Permian Basin is one of the most prolific areas for hydrocarbon production globally and is renowned for its vast reserves of oil and natural gas.

- ProPetro is strategically located in and levered to the Permian, with 100% of its completions business revenue coming from this region.


Midland, Texas
Corporate Headquarters and primary operating facilities
PERMIAN BASIN

PROPETRO®
© 2026 ProPetro Holding Corp. All Rights Reserved.
5

EXHIBIT 99.2

A Strategy Yielding Results

ProPetro delivered a solid third quarter, with continued progress in PROPWR and higher revenue and activity across our completions service lines. We are pleased to have generated a meaningful step-up in earnings in PROPWR as we continue to advance its commercial and operational execution coupled with improved revenue and Adjusted EBITDA from our completions business.

(In millions except %'s and per share data)	TOTAL REVENUE	NET INCOME (LOSS)	EARNINGS PER SHARE(1)	ADJUSTED EBITDA(2)(3)	CASH FLOW FROM OPERATIONS	TOTAL LIQUIDITY(4)
3Q26	$355	$13	$0.09	$60	$46	$934
2Q26	$306	($8)	($0.07)	$45	$66	$905
Δ	16%	$21	$0.16	33%	($20)	$29
					Decrease largely driven by working capital: ~$15 use of cash in 3Q26 vs. ~$20 source in 2Q26, partially offset by higher Adjusted EBITDA	Includes net proceeds from $690 convertible notes issued May 2026

PROPETRO

(1) Earnings per share metrics are calculated using a fully diluted share count of 123M and 155M for 2Q26 and 3Q26, respectively.
(2) Adjusted EBITDA is a non-GAAP financial measure; see the reconciliations on the "Non-GAAP Reconciliation" slide.
(3) Inclusive of operating lease expense related to FORCE® fleets of $16M and $16M for 2Q26 and 3Q26, respectively.
(4) Inclusive of cash and available capacity (availability) under revolving credit facility and Caterpillar Equipment Loan Agreement as of the period end.

6

EXHIBIT 99.2

PROPWR

PROPWR Roadmap: From Launch to ~2.6 GW

Clear Milestones, Secured Supply, Contracted Growth

TODAY

ACCOMPLISHED

- **4Q 2024** PROPWR launched
- **MAY 2025** First oilfield microgrid contract announced
- **OCT 2025** First hyperscaler data center contract announced
- **APR 2026** Caterpillar framework agreement announced, bringing secured supply to ~2.6 GW
- **MAY 2026** $690M convertible offering; marking ~$1.5B raised in past 2 yrs.
- **2Q 2026** Hyperscaler data center deployment; load online
- **SEP 2026** Targa ~230 MW contract announced; ~510 MW under contract

TARGETED MILESTONES

- **2027–28** PWR~PLANTs(1) in the ground
- **EARLY 2028** 500+ MW fully deployed
- **YE 2031** ~2.6 GW fully delivered
- **2032** ~2.6 GW fully deployed

~510 MW
currently committed under contract

~2.6 GW
delivered by YE2031 under the Caterpillar framework agreement

~$1.5B
raised in the past 2 years to fund PROPWR growth

10–15+ yrs
targeted contract terms for PWR~PLANT (1) infrastructure

Note: Targeted milestones are forward-looking, subject to securing customer contracts, equipment delivery and the risks described under "Forward-Looking Statements." There is typically a 6 to 12-month delay between delivery and deployment of equipment.

(1) See slide 8 for a description of our PWR~PLANT infrastructure.

PROPETRO

© 2026 ProPetro Holding Corp. All Rights Reserved.

7

EXHIBIT 99.2

PROPWR

How We Scale: A Modular Architecture

PWR~ASSETS → PWR~NODE → PWR~PLANT


PRO
PWR

LEVEL 1 · BUILDING BLOCK

PWR~ASSETS

Gensets · BESS · Balance of Plant

- Gas reciprocating engines and gas turbines
- BESS, paralleling gear, step-up transformers
- Natural gas distribution & management; SCRs for emissions
- PWR~Control automation + PWR~LIVE monitoring


PWR~NODE

LEVEL 2 · REPEATABLE UNIT

PWR~NODE

50 or 100 MW blocks of PWR~ASSETS

- Assets paralleled at Medium Voltage (13.8kV), stepped up to Data Center Operating Voltage (34.5kV)
- Factory-integrated and tested before shipment



LEVEL 3 · INFRASTRUCTURE GRADE

PWR~PLANT

50–1 GW+ island power plant

- Multiple PWR~NODEs

99.9%	~45%	50 / 100 MW	1 GW+
availability; higher with N+x redundancy	thermal efficiency	standardized PWR~NODE blocks	single-campus design envelope

PROPETRO®

© 2026 ProPetro Holding Corp. All Rights Reserved.

8

EXHIBIT 99.2

PROPWR

PWR~ASSETS: Our Power Equipment Offering

One Standardized Fleet · Five Platforms

IN FLEET



PWR2.0

Gas recip

UNIT **2.0 MW**

- Modular, field-gas tolerant
- Resilient and durable platform

OPTIMIZED FOR
O&G production

IN FLEET



PWR2.6

Gas recip

UNIT **2.6 MW**

- ~38–45% thermal efficiency, fast start
- Powers our first hyperscaler data center

OPTIMIZED FOR
Data Centers, midstream, O&G production, industrial

IN DEV.

Rendering forthcoming

PWR4.0

Gas recip

UNIT **4.0 MW**

- Mid-size modular platform
- Bridges mobile & plant scale

OPTIMIZED FOR
Data Centers, midstream, O&G production, industrial

IN FLEET



PWR5.7

Mobile gas turbine

UNIT **5.7 MW**

- Low emissions, no water
- Rapid mobilization

OPTIMIZED FOR
Data Centers, midstream, O&G production, industrial

NEXT-GEN

Rendering forthcoming

PWR10

Highly efficient 10 MW gas recip

UNIT **~10 MW**

- ~45–52% thermal efficiency
- >1 GW secured

OPTIMIZED FOR
PWR~PLANTs, 50 MW – 1 GW+

WHY RECIPROCATING ENGINES

Proven, modular, efficient and permit-friendly: the right fit for our customers

Proven technology
Long track record in mechanical drive and power generation

Continuous-duty rated
Trusted in data centers, oil & gas, mining, industrial and marine

Flexible and modular
Scales in blocks with customer demand; built-in redundancy

High fuel efficiency
Efficient fuel burn per MWh delivered

Cost-effective
For both PROPWR and our customers

Emissions-friendly
Supports efficient permitting path

Scales across the fleet
Applies to every platform; 10 MW units add scale for the largest loads

INTEGRATED ON EVERY DEPLOYMENT

BESS	Switchgear	Transformers	Emissions Compliant	PWR~Control
Sized to each client's load profile	MV (13.8kV) paralleling & sync	60–120 MVA, to 34.5 kV	SCR systems & permitting	Automation, 24/7 PWR~LIVE

Note: Unit sizes are nameplate and approximate. Platforms shown as "in development" or "next-gen" are subject to OEM delivery and final engineering. MVA = megavolt-amperes (transformer apparent-power capacity); kV = kilovolts (voltage level); MV = medium voltage.

PROPETRO®

© 2026 ProPetro Holding Corp. All Rights Reserved.

9

EXHIBIT 99.2

PROPWR

PROPWR Strategy at a Glance

Where We're Going · How We Get There · When

01 WHERE WE'RE GOING

From Permian microgrids to infrastructure-grade power plants

- AI data centers, midstream and O&G production, industrial and high-tech manufacturing
- Deployments scaling from 10 MW to 1 GW+
- Long-term infrastructure-style contracts

02 HOW WE GET THERE

Standardized equipment, customized configuration, one accountable partner

- Turnkey power as a service: assets, operations, maintenance, monitoring, permitting and availability guarantee
- Modular PWR~ASSET → PWR~NODE → PWR~PLANT architecture
- OEM capacity secured via Caterpillar framework agreement
- ~$1.5B raised in the past 2 years to support growth

03 WHEN

~510 MW contracted today; ~2.6 GW of capacity delivered by year-end 2031

- ~510 MW currently contracted capacity
- 500+ MW fully deployed in early 2028
- PWR~PLANTs targeted in the ground 2027–2028
- ~2.6 GW delivered by YE2031; fully deployed in 2032

OUR OBJECTIVE Become the premier behind-the-meter power services provider in the United States. **RETHINK THE GRID.**

PROPETRO
© 2026 ProPetro Holding Corp. All Rights Reserved.
10

EXHIBIT 99.2

PROPWR

Recent PROPWR Milestones

- **Executed contracts with Targa Resources for ~230 MW** of behind-the-meter Permian power, with full deployment expected in early 2028.
- **Serving power since June 2026 at a Midwest Hyperscaler Data Center site** — one of the very few behind-the-meter providers delivering prime power to a data center at scale.
- **Advancing negotiations across multiple data center opportunities,** including **several hundred megawatts** in advanced discussions.
- **Data centers expected to be a growing share of PROPWR capacity** — larger deployments and longer-term contracts, amid accelerating demand for reliable, low-emission power.
- **Raised ~$1.5 billion over the past 2 years to fund PROPWR's growth,** including a **$690 million** convertible offering completed in May. We will continue to approach capital decisions opportunistically and as we execute against our strategy.
- **Secured Strategic Framework Agreement with Caterpillar Inc.** for up to ~2.1 GW of additional capacity. With ~550 MW previously ordered, PROPWR is positioned for ~2.6 GW delivered by YE2031 and fully deployed in 2032.



PWR~NODEs IN THE FIELD

Real-world deployment at a Midwest Hyperscaler Data Center site

PROPETRO
© 2026 ProPetro Holding Corp. All Rights Reserved.

EXHIBIT 99.2

PROPWR

Potential PROPWR Growth

Illustrative PROPWR Deployed Gigawatt Growth


Gigawatts (GWs) already delivered, ordered or available under strategic framework agreement with Caterpillar
~0.5
~0.8
~1.2
~1.7
~2.2
~2.6
2027
2028
2029
2030
2031
2032
Illustrative Deployed GWs at Year End

Note: There is typically a 6- to 12-month delay between delivery and deployment of equipment to allow for thorough testing and ensure field readiness.

PROPETRO
© 2026 ProPetro Holding Corp. All Rights Reserved.
12

EXHIBIT 99.2

Operational Execution: Generating Revenue Today

Field Deployments are a Key Differentiator







FIELD LAB – MIDLAND, TX

Exceptional performance is proven before it reaches the field. Our Midland test facility validates equipment, trains crews, and de-risks systems ahead of deployment.

FIRST HYPERSCALER DATA CENTER DEPLOYMENT

Operating since 2Q 2026 and generating revenue — one of the very few behind-the-meter providers delivering prime power to a Hyperscaler at scale and meeting our performance obligations.

PERMIAN MICROGRID

PROPWR has deployed equipment across multiple Permian Basin microgrid installations that are now generating revenue, supporting continued commercial momentum across the space.

© 2026 ProPetro Holding Corp. All Rights Reserved.

13

© 2026 ProPetro Holding Corp. All Rights Reserved. 14 Speed to Power in a Diversified Market T i m e t o F i r s t P o w e r · V e r t i c a l M a r k e t s · M a r k e t S c a l e I L L U S T R A T I V E T I M E T O F I R S T P O W E R F O R A N E W L A R G E L O A D GRID INTERCONNECTION Utility queue & transmission build Queue & interconnection studies ~3–7+ years PROPWR BEHIND-THE-METER Built & permitted in parallel with the site Power on line ~12–18 months after PPA signed Month 0 12 24 36 48 60 72 The grid is a potential 2030s answer to a 2026 question — behind-the-meter generation is the lever that moves on the customer’s timeline. O&G PRODUCTION MIDSTREAM & LNG INDUSTRIAL HIGH-TECH MFG DATA CENTERS / AI P R O P W R C A PA C I T Y V S . N E R C - P RO J E C T E D P E A K D E M A N D G R O W T H , 2 0 2 6 – 2 0 3 5 +224 GW projected North American summer-peak growth PROPWR: ~510 MW contracted today → ~2.6 GW delivered by 2031 Roughly 1% of projected North American peak demand growth ~1% A small slice of a very large and diversified market — won on supply chain, operating and commercial execution. Sources: NERC 2025 Long-Term Reliability Assessment (Jan. 2026); grid operator and utility large-load interconnection data; industry reports. Grid timing is illustrative and varies by region and utility; PROPWR timing is typical from PPA signing and varies by project. PROPWR capacity reflects contracted capacity and capacity available under the Caterpillar strategic framework agreement. EXHIBIT 99.2

EXHIBIT 99.2

The Next Generation Frac Fleet

Fleet Transformation to Match Customer Adoption

- Majority of ProPetro's active hydraulic horsepower is secured under contracts
- Most of ProPetro's active horsepower is also next generation and burns natural gas across our FORCE® electric fleets, Tier IV DGB dual-fuel fleets, and Direct Drive gas frac units
- Lower capital intensity with higher operating efficiency

FORCE® electric fleets

- Fuel savings through electrification
- Improved completions efficiency
- Extended asset life

Tier IV DGB dual-fuel fleets

- Natural gas cost savings
- Lower emissions

Direct Drive gas frac units[1]

- Fuel savings through burning 100% natural gas
- Extended asset life
- Complementary to FORCE® electric and Tier IV DGB dual-fuel fleets



(1) Targeted direct drive frac unit investments will be deployed to select Tier IV DGB dual-fuel fleets in 2026, reducing future capital needs for conventional fleet investments and refurbishments.

PROPETRO®

© 2026 ProPetro Holding Corp. All Rights Reserved.

15

EXHIBIT 99.2

FORCE® Fleet Performance

LEADING TECHNOLOGY DELIVERING VALUE

- Four FORCE®[(1)] fleets operating under contract
- Lower emissions, quiet operations, and smaller operational footprint
- Significant fuel savings and 100% diesel displacement
- Extended equipment lifespan and reduced operating expenses



(1) Includes one large fleet that operates with two fleets worth of equipment.

PROPETRO
© 2026 ProPetro Holding Corp. All Rights Reserved.

EXHIBIT 99.2

Committed to Shareholder Value Creation

OUR LEADERSHIP

Company Management



Sam Sledge
Chief Executive Officer & Director



Adam Muñoz
President and Chief Operating Officer



Caleb Weatherl
Chief Financial Officer



Shelby Fietz
Chief Commercial Officer



Jody Mitchell
General Counsel

Board of Directors



Phillip A. Gobe
Independent Chairman of the Board



Anthony Best
Independent Director, Audit Committee Chair



Michele Vion
Independent Director, Compensation Committee Chair



Mark Berg
Independent Director, Nominating & Corporate Governance Committee Chair



G. Larry Lawrence
Independent Director



Mary Ricciardello
Independent Director



Kyle Crowley
Independent Director

PROPETRO®

© 2026 ProPetro Holding Corp. All Rights Reserved.

17

© 2026 ProPetro Holding Corp. All Rights Reserved. 18 Investor Contacts INVESTOR RELATIONS MATT AUGUSTINE Vice President, Finance and Investor Relations matt.augustine@propetroservices.com 432.219.7620 CORPORATE HEADQUARTERS One Marienfeld Place 110 North Marienfeld, Suite 300 Midland, TX 79701 432.688.0012 www.propetroservices.com EXHIBIT 99.2